Exhibit 10.1

FIRST AMENDMENT TO OFFICE LEASE

THIS FIRST AMENDMENT TO OFFICE LEASE (this "Amendment") is made and entered into as of this 1st day of July, 2015 (the "Effective Date"), by and between FIRST INTERNET BANCORP., an Indiana corporation (the "Landlord"), and FIRST INTERNET BANK OF INDIANA (the "Tenant").

W I T N E S S E T H:
WHEREAS, Landlord and Tenant entered into that certain Lease dated as of March 6, 2013 (the "Lease") pursuant to which Tenant leases approximately 15,254 square feet of space on the third floor (the "Initial Premises") in the building located at 11201 USA Parkway, Fishers, Indiana, as more particularly set forth in the Lease; and
WHEREAS, Landlord and Tenant desire to enter into this Amendment to expand the Initial Premises and otherwise amend the Lease as herein provided.
NOW THEREFORE, for and in consideration of the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby mutually agree as follows:
1.Integration of Amendment and Lease. This Amendment and the Lease shall be deemed to be, for all purposes, one instrument. In the event of any conflict between the terms and provisions of this Amendment and the terms and provisions of the Lease, the terms and provisions of this Amendment shall, in all instances, control and prevail.
2.    Defined Terms. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Lease. As used in this Amendment, the following terms shall have the respective meanings indicated below:
(a)    "Additional Premises" shall mean the premises on the first floor of the Building consisting of approximately 19,364 rentable square feet, as shown on the plan attached hereto as Exhibit A; and
(b)    "Additional Premises Commencement Date" shall mean the earlier of (i) Tenant's occupancy of the Additional Premises for business purposes or (ii) Landlord's Substantial Completion of the Additional Premises.
(c)    "Scheduled Additional Premises Commencement Date" is July 1, 2015.
3.    Additional Premises. Effective as of the Additional Premises Commencement Date:
(a)    the Leased Premises shall consist of the Initial Premises and the Additional Premises;
(b)    the total square footage of the Leased Premises shall be increased by the square footage of the Additional Premises (i.e., from 15,254 square feet to an aggregate total of 34,618 square feet);
(c)    accordingly, Tenant's Cost Percentage shall be increased to 66.6% (34,618/51,954); and

(d)    the Term of the Lease with respect to the Additional Premises shall be coterminous with the Term of the Lease for the Initial Premises (i.e., shall expire on May 31, 2018, subject to extension or earlier termination as provided in the Lease).
4.    Rent.
(a)    Initial Premises Minimum Rent. Tenant shall continue to pay Minimum Rent for the Initial Premises as set forth in the Lease until the Additional Premises Commencement Date.
(b)    Minimum Rent following the Additional Premises Commencement Date. Effective as of the Additional Premises Commencement Date, Tenant shall pay Minimum Annual Rent for the Leased Premises equal to $640,433 (i.e., $18.50 per square foot of the Leased Premises), payable in equal monthly installments of $53,369.42 each.
(c)    Additional Rent. Tenant shall continue to pay Additional Rent for the Leased Premises in accordance with the terms and conditions of the Lease, except, however, that effective as of the Additional Premises Commencement Date, Tenant's Cost Percentage shall be increased as provided in Section 3(c) above.
5.    Additional Premises Workletter Agreement. Landlord shall perform, or cause to be performed, all work required to be performed by Landlord pursuant to the Additional Premises Workletter Agreement.
6.    Time for Substantial Completion. Subject to delays resulting from Tenant Delays (as that term is defined in the Additional Premises Workletter Agreement), Landlord shall use commercially reasonable efforts to cause the Additional Premises to be Substantially Completed according to the Plans (as that term is defined in the Additional Premises Workletter Agreement) on or before the Scheduled Additional Premises Commencement Date. Notwithstanding anything to the contrary set forth herein (including the fact that the Term for the Additional Premises has not commenced), the obligation of the Tenant to pay Minimum Rent and Additional Rent for the Additional Premises hereunder shall commence on the date, as reasonably determined by Landlord, on which the Additional Premises would have been Substantially Completed but for Tenant Delays. Landlord shall provide Tenant with not less than five (5) days' advance written notice of the estimated date of Substantial Completion if such date varies by more than five (5) days from the Scheduled Additional Premises Commencement Date. In the event Landlord fails to provide such notice, and if such notice is required, the date of Substantial Completion shall not be earlier than ten (10) days from the date of such notice from Landlord.
7.    Acceptance of Additional Premises. Upon Substantial Completion of the Additional Premises, and prior to Tenant's occupancy thereof, Tenant shall deliver to Landlord a letter agreement in the form attached hereto as Exhibit C (the "Additional Premises Letter Agreement"). By its execution of the Additional Premises Letter Agreement and occupancy of the Additional Premises, Tenant shall be deemed to represent and certify that it has examined the Additional Premises and that it thereby accepts the Additional Premises in its condition at the time, subject to latent defects which could not be reasonably observed by a professional inspection of the Additional Premises, Punch List Items (as that term is defined in the Additional Premises Workletter Agreement) set forth in the Additional Premises Letter Agreement, and Landlord's obligations set forth in Section 6.6 of the Lease. Landlord shall review the Punch List Items with Tenant and correct all undisputed Punch List Items within thirty (30) days after receipt of the Additional Premises Letter Agreement; provided that, if any Punch List Item cannot be corrected within such thirty (30) day period despite reasonable diligence by Landlord, then, so long as Landlord commences correction of such Punch List Item within such thirty (30) day period and diligently pursues such correction to completion, no default by Landlord shall be deemed to have occurred. Except as expressly provided above, Tenant, by occupying the Additional Premises, is accepting the same in its "as-is" condition, without warranties of any type, expressed or implied.

8.    Delayed Completion. If the Additional Premises is not Substantially Completed on or before the Scheduled Additional Premises Commencement Date; then, except as otherwise provided in Section 6 of this Amendment with respect to delays in Substantial Completion of the Additional Premises caused by Tenant Delays, (a) as Tenant's sole and exclusive remedy, the obligation of Tenant to pay Rent shall not commence until the date the Additional Premises is Substantially Completed (or such earlier date as Tenant occupies the Additional Premises); and (b) Landlord shall not be liable to Tenant for any loss, cost or damage arising from such delay.
9.    Lease in Full Force and Effect. Except as expressly provided herein, all of the terms and provisions of the Lease shall remain in full force and effect.

[Signatures On The Following Page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

LANDLORD: FIRST INTERNET BANCORP. By: /s/ David B. Becker David Becker, Chief Executive Officer	TENANT: FIRST INTERNET BANK OF INDIANA By: /s/ C. Charles Perfetti C. Charles Perfetti, Senior Vice President

EXHIBIT A

ADDITIONAL PREMISES

Exhibit A, Page 1

LEGEND

EXISTING TO BE REMOVED	EXISTING TO REMAIN
WALL	WALL
PARTIAL HEIGHT WALL	PARTIAL HEIGHT WALL
DOOR AND FRAME	DOOR AND FRAME
WINDOW / SIDELIGHT	WINDOW / SIDELIGHT
CEILING GRID AND TILES, 2x4"	
CEILING GRID AND TILES, 2x2"	
SUPPLY AIR DIFFUSERS	
EXHAUST FAN	
LIGHT FIXTURE, FLUORESCENT, 2x4"	
LIGHT FIXTURE, FLUORESCENT, 2x2"	
LIGHT FIXTURE, CAN	
LIGHT FIXTURE, FLUORESCENT	
LIGHT FIXTURE, TRACK	
LIGHT FIXTURE, SCONCE	
LIGHT FIXTURE, PENDANT	
LIGHT SWITCH	
EXIT LIGHT	
EMERGENCY LIGHT	
ELECTRIC OUTLET(S)	
DATA OR COMMUNICATION OUTLET	

NOTE: EXISTING FIXTURES THAT ARE REMOVED CAN BE REUSED IF IN GOOD CONDITION.

PLAN NOTES

1. REMOVE ALL EXISTING CABINETRY, COUNTERTOPS, BUILTINS, SINKS AND TOILETS THROUGHOUT.
2. REMOVE CEILING TILE, CEILING GRID AND LIGHT FIXTURES THROUGHOUT.
3. REMOVE ALL EXISTING MEDICAL EQUIPMENT ON CEILING, FLOORS AND WALLS. PATCH AND REPAIR ALL SURFACES AS NEEDED AND PREP SURFACE TO RECEIVE NEW FINISH. REMOVE ASSOCIATED ELECTRICAL CONDUIT AND CAP PLUMBING AS NEEDED.

DEMOLITION PLAN NOTES

D01 SOME FINISHES AREA TO REMAIN IN BUILDING LOBBY. SEE FINISH PLAN ON SHEET A132 FOR MORE INFORMATION.

D02 REMOVE EXISTING RECEPTACLE OR SWITCH AS SHOWN; PATCH WALL AS REQUIRED AND PREPARE FOR NEW FINISHES.

D03 SALVAGE WOOD BASE FROM WALLS BEING DEMOLISHED IN RECEPTION 300 AREA FOR REUSE.

D04 REMOVE DRYWALL IN AREAS WHERE DRYWALL COVERS EXISTING WINDOWS ON EXTERIOR WALL. REPAIR AND CLEAN WINDOW AS NEEDED TO LIKE NEW CONDITION. PREP WALL TO RECEIVE NEW FINISH.

D05 REMOVE WALL MOUNTED SCONCES. PATCH AND REPAIR WALL AS NEEDED AND PREP TO RECEIVE NEW FINISH.

D06 REMOVE EXISTING MOBILE PARTITION AND ASSOCIATED TRACK AND BULKHEAD.

D07 REMOVE WALL RECESSED FIRE CABINET AND SALVAGE FOR POSSIBLE REUSE. PATCH AND REPAIR WALL AS NEEDED AND PREP TO RECEIVE NEW FINISH.

D08 PUNCH OPENING IN EXTERIOR OF BUILDING FOR NEW PATIO DOOR.

D09 REMOVE EXISTING DOOR ONLY. EXISTING FRAME TO REMAIN FOR REUSE WITH NEW DOOR. SEE DOOR SCHEDULE ON SHEET A215 FOR MORE DETAIL.

AREA NOT IN CONTRACT

AREA OF WORK

DEMOLITION PLAN

0 4' 8' 16'

schott design
7128 waldemar drive
indianapolis indiana 4628
p: 317.387.1700
f: 317.387.1770
www.schottdesign.com

THE DRAWINGS, AND THE IDEAS, DESIGNS AND CONCEPTS CONTAINED HEREIN, ARE THE EXCLUSIVE INTELLECTUAL PROPERTY OF SCHOTT DESIGN, INC., AND ARE NOT TO BE USED OR REPRODUCED IN WHOLE, OR IN PART, WITHOUT THE WRITTEN CONSENT OF SCHOTT DESIGN.

FIRST INTERNET BANK

11201 USA PARKWAY, 1ST & 3RD FLOOR

FISHERS, IN 46037

ISSUE

DATE	DESCRIPTION
11.12.14	PERMIT SET
12.15.14	CONSTRUCTION SET
04.02.15	ADDENDUM #1

REVISONS

MARK	DATE	BY	DESCRIPTION
△	12.15.14	SLS	CONSTR. SET
△	04.02.15	SLS	ADDENDUM #1
△	04.14.15	SLS	ADDENDUM#2

PROJECT NUMBER
2014.421

PROJ. MGR	DRAWN BY
MJ	SLS

1ST FLOOR DEMOLITION PLAN

D111

Exhibit A, Page 2

LEGEND

NEW CONSTRUCTION	EXISTING TO REMAIN
WALL	WALL
WINDOW / SIDELIGHT	WINDOW / SIDELIGHT
DOOR AND FRAME (SEE DOOR SCHEDULE)	DOOR AND FRAME

NOTE: IF IN GOOD CONDITION, EXISTING DOORS SALVAGED FROM DEMOLITION CAN BE SUBSTITUTED FOR NEW DOORS.

WALL TYPES

NOTE:
ALL PLAN DIMENSIONS ARE FROM FACE TO FACE OF FINISHED WALL.
ALL WALLS ARE TO BE W2 UNLESS OTHERWISE NOTED.
NOT ALL WALL TYPES LISTED BELOW ARE NECESSARILY USED ON THIS PROJECT. REFER TO REFLECTED CEILING PLAN FOR CEILING HEIGHTS.

W1 STANDARD WALL
3⅝" METAL STUDS AT 16" O.C.;
ONE LAYER OF ⅝" TYPE "X" GYPSUM BOARD EACH SIDE;
EXTEND WALL TO UNDERSIDE OF CEILING

W2 STANDARD WALL WITH INSULATION
3⅝" METAL STUDS AT 16" O.C.;
ONE LAYER OF ⅝" TYPE "X" GYPSUM BOARD EACH SIDE;
EXTEND WALL TO UNDERSIDE OF CEILING;
FIBERGLASS SOUND BATT INSULATION INSIDE WALL AND 2'-0" EACH SIDE OF WALL ABOVE CEILING

W3 STANDARD DEMISING WALL TO DECK
3⅝" METAL STUDS AT 16" O.C.;
ONE LAYER OF ⅝" TYPE "X" GYPSUM BOARD EACH SIDE;
EXTEND WALL TO UNDERSIDE OF DECK;
FIBERGLASS SOUND BATT INSULATION INSIDE WALL AND 2'-0" SOUND BATT INSULATION EACH SIDE OF WALL ABOVE CEILING.

W4 PARTIAL HEIGHT WALL
3⅝" METAL STUDS AT 16" O.C.;
ONE LAYER OF ⅝" TYPE "X" GYPSUM BOARD EACH SIDE;
EXTEND WALL TO 3'-6";
PROVIDE 1" STEEL PIPE ANCHORS INTO CONCRETE FLOOR FOR SUPPORT AS REQUIRED;
PROVIDE 12" DEEP X 2" THICK SOLID SURFACE TRANSACTION TOP WITH SQUARE EDGE, AT 3'-6" A.F.F. TO TOP OF TRANSACTION TOP.

WALL THICKNESS
METAL STUD
PRE-FINISHED ALUMINUM RECEIVER TRIM - FASTEN AT WINDOW SILL AND SET IN A CONTINUOUS BEAD OF CAULK AT WINDOW MULLION WHERE NEW WALLS MEET. TRIM COLOR TO MATCH BUILDING WINDOW MULLIONS.
LINE OF EXISTING WINDOW SILL COVER BELOW
EXISTING WINDOW MULLION
CONTINUOUS BEAD OF ACOUSTICAL SEALANT
EQUAL

1 A111 WALL AT MULLION **DETAIL**
NOT TO SCALE

GENERAL NOTES

1. SEE SHEET E111 FOR INTENDED FURNITURE LAYOUT.
2. DRYWALL WRAP ANY EXPOSED COLUMNS TIGHTLY TO CREATE SMALLEST POSSIBLE FINISHED DIMENSIONS.
3. AREA TO BECOME NEW FITNESS ROOM 142 CURRENTLY HAS A SELF-CONTAINED PRE-ACTION FIRE PROTECTION SYSTEM. MAKE ALTERATIONS AS NEEDED TO TIE THIS AREA INTO THE EXISTING SPRINKLER SYSTEM.

PLAN NOTES

- **A01** ALIGN FINISHED WALL SURFACES. PROVIDE SAME THICKNESS STUDS AS EXISTING WALL AT DOOR INFILLS OR WHERE NEW WALLS ARE IN LINE WITH EXISTING WALLS.
- **A02** PROVIDE PLYWOOD PHONE BOARD, 4'x8', PAINTED WITH FIRE RETARDANT PAINT TO MATCH ADJACENT WALL FINISH. VERIFY LOCATION WITH OWNER PRIOR TO INSTALLATION.
- **A03** NEW SEMI-RECESSED FIRE EXTINGUISHER TO MATCH EXISTING TO BE PROVIDED AND INSTALLED BY CONTRACTOR. ALL FIRE EXTINGUISHERS ARE TO BE INSTALLED ACCORDING TO NFPA 10.
- **A04** NOT USED.
- **A05** PROVIDE BLOCKING IN WALL AS REQUIRED FOR TENANT PROVIDED WALL MOUNTED FLAT SCREEN TELEVISION. CONFIRM EXACT LOCATION WITH OWNER'S FURNITURE PROVIDER.
- **A06** VERIFY THAT EXISTING WALL MATCHES WALL TYPE 3. IF NOT, MAKE NECESSARY ADJUSTMENTS SO THAT WALL CONSTRUCTION MATCHES WALL TYPE 3.
- **A07** ALL GYPSUM BOARD IN SHOWER/LOCKER AREAS MUST BE MOISTURE RESISTANT.
- **A08** PROVIDE NEW DRYWALL AND PATCH HOLES IN FLOOR AS NEEDED IN OWNER'S IT/STORAGE ROOM. PREP ALL SURFACES TO RECEIVE NEW FINISH.
- **A09** PROVIDE AND INSTALL NEW MANUALLY OPERATED PULL-DOWN SECURITY GATE WITH LOCK. GATE TO BE FULLY RECESSED INTO BULKHEAD ABOVE (SEE SHEET A121 FOR MORE INFORMATION). PROVIDE SUBMITTAL OF GATE TO OWNER AND SDI FOR APPROVAL PRIOR TO ORDERING.
- **A10** NEW RESIN PANELS. INSTALL PER MANUFACTURERS INSTALLATION GUIDELINES. SEE SHEET A131 FOR MORE INFORMATION.
- **A11** PROVIDE WALL MOUNTED MIRRORS, 18" A.F.F. TO 78" A.F.F.

GENERAL PLUMBING NOTE:
1. CONTRACTOR TO CHECK ALL WATER SUPPLY LINES.

- **P01** PROVIDE POTABLE HOT AND COLD WATER AND SANITARY WASTE AND VENT PIPING FOR SINKS. ALL SINKS TO HAVE WATER FILTRATION SYSTEMS. COORDINATE EXACT REQUIREMENTS WITH OWNER.
- **P02** PROVIDE WATER LINE FOR COFFEE, ICE MACHINE AND REFRIGERATOR. CONFIRM LOCATION WITH OWNER.
- **P03** PROVIDE COLD WATER SUPPLY AND WATER LINES AS REQUIRED FOR NEW TOILETS AND URINAL.
- **P04** PROVIDE ALL NECESSARY PLUMBING AND DRAIN CONNECTIONS FOR TENANT PROVIDED DISHWASHER.
- **P05** PROVIDE FLOOR DRAIN IN NEW RESTROOMS AND LOCKER ROOMS. CONFIRM EXACT LOCATION WITH PLUMBING CONTRACTOR.
- **P06** PROVIDE POTABLE HOT AND COLD WATER AND SANITARY WASTE AND VENT PIPING FOR SHOWERS.
- **P07** PROVIDE ALL REQUIRED PLUMBING CONNECTIONS, DRAIN AND CONDUIT SLEEVE FOR TENANT PROVIDED SODA MACHINE. COORDINATE EXACT REQUIREMENTS AND LOCATION WITH TENANT.
- **P08** WATER HEATER TO BE LOCATED IN THIS ROOM PER GENERAL CONTRACTOR'S DIRECTION. CONFIRM EXACT LOCATION WITH TENANT.

AREA NOT IN CONTRACT
AREA OF WORK

ARCHITECTURAL PLAN

schott design
7128 waldemar drive
indianapolis indiana 46268
p: 317.387.1700
f: 317.387.1770
www.schottdesign.com

THE DRAWINGS, AND THE IDEAS, DESIGNS AND CONCEPTS CONTAINED HEREIN, ARE THE EXCLUSIVE INTELLECTUAL PROPERTY OF SCHOTT DESIGN, INC., AND ARE NOT TO BE USED OR REPRODUCED IN WHOLE, OR IN PART, WITHOUT THE WRITTEN CONSENT OF SCHOTT DESIGN.

FIRST INTERNET BANK
11201 USA PARKWAY, 1ST & 3RD FLOOR
FISHERS, IN 46037

ISSUE

DATE	DESCRIPTION
11.12.14	PERMIT SET
12.15.14	CONSTRUCTION SET
04.02.15	ADDENDUM #1

REVISIONS

MARK	DATE	BY	DESCRIPTION
△	12.15.14	SLS	CONSTR. SET
△	04.02.15	SLS	ADDENDUM #1
△	04.14.15	SLS	ADDENDUM #2

PROJECT NUMBER
2014.421

PROJ. MGR: MJ
DRAWN BY: SLS

1ST FLOOR ARCHITECTURAL FLOOR PLAN

A111

Exhibit A, Page 3

EXHIBIT B

ADDITIONAL PREMISES WORKLETTER AGREEMENT

Re:	Additional Premises Workletter Agreement for the Building located at 11201 USA Parkway, Fishers, Indiana.
Tenant: First Internet Bank of Indiana
Landlord: First Internet Bancorp
Tenant and Landlord are executing simultaneously with this Additional Premises Workletter Agreement (the "Additional Premises Workletter Agreement") an amendment to the Lease ("Amendment"), covering the space referred to above, as more particularly described in the Amendment ("Additional Premises"). All terms used herein with initial capital letters and not otherwise defined herein shall have the same meaning as in the Lease, as amended by the Amendment.
To induce Tenant to enter into the Amendment and in consideration of the covenants hereinafter contained, Landlord and Tenant mutually agree as follows:

1.
Landlord shall, at its cost and expense and subject to and in accordance with the provisions of this Additional Premises Workletter Agreement, perform the following work in the Additional Premises, which work shall hereinafter be referred to as the "Additional Premises Work."

a.    See construction specifications.

2.
Changes in the Additional Premises Work may be made, without invalidating any part of the Lease, as amended by the Amendment, or this Additional Premises Workletter Agreement, by written agreement between Landlord and Tenant hereinafter referred to as a "Change Order." Each Change Order shall be prepared by Landlord and signed by both Tenant and Landlord stating their agreement upon all of the following:

a.    The scope of the change in the Additional Premises Work;

b.	Any increase or decrease in the cost of the Additional Premises Work as a result of the change; and

c.	The manner in which the increase or decrease in the cost of the Additional Premises Work as a result of the change will be paid or credited (as applicable).

In no event shall any change be permitted without an executed Change Order.

3.
Prior to Tenant's occupancy of the Additional Premises, Tenant shall identify any Punch List Items and provide Landlord with a complete list of such Punch List Items as part of the Additional Premises Letter Agreement in the form of Exhibit C to the Amendment.

4.
All materials and installations constructed for Tenant within the Additional Premises pursuant to this Additional Premises Workletter Agreement shall become the property of the Landlord upon installation. No refund, credit or removal of said items shall be permitted at the termination of the Lease, except for the removal of those

Exhibit B, Page 1

items or improvements which Landlord requires Tenant to remove at the expiration or earlier termination of the Lease pursuant to Section 3.2 of the Lease.

5.
It is acknowledged that the Amendment provides for the Additional Space Commencement Date to occur when Landlord has "substantially completed" the Additional Premises Work to be performed by Landlord as set forth in Paragraph 1 above; provided, however, that if Landlord shall be delayed in substantially completing the Additional Premises Work as a result of the following ("Tenant Delays"):

a.	Tenant's failure to cooperate with Landlord to facilitate final approval of any plans for the work; or

b.	Tenant's request for changes in the Additional Premises Work that delay the completion of the Additional Premises Work;

Tenant's obligation to pay Minimum Rent and Additional Rent shall commence as of such earlier date, as reasonably determined by Landlord, on which the Additional Premises would have been substantially completed but for such Tenant Delays.

6.
No part of the Additional Premises shall be deemed unavailable for occupancy by Tenant, nor shall any work which Landlord is obligated to perform in such part of the Additional Premises be deemed incomplete for the purpose of the obligation to pay Minimum Rent and Additional Rent, solely due to the non-completion of details of construction, decoration or mechanical adjustments which are minor in character and the non-completion of which does not materially interfere with the Tenant's use of the Additional Premises ("Punch List Items").

7.
Tenant is responsible for all costs related to the repair and maintenance of any additional HVAC systems, appliances and equipment which are installed to meet Tenant's specific requirements. Tenant shall purchase a service contract for such equipment so that the equipment is covered by such service contract each year of the term of the Lease.

[Remainder of this page is intentionally left blank. Signature page(s) to follow.]

Exhibit B, Page 2

This Additional Premises Workletter Agreement constitutes all of Landlord's agreement with Tenant with respect to the work to be performed by Landlord on Tenant's behalf in the Additional Premises, and no additional agreements or obligations shall be effective unless signed by both Landlord and Tenant.

LANDLORD: FIRST INTERNET BANCORP. By: /s/ David B. Becker David Becker, Chief Executive Officer	TENANT: FIRST INTERNET BANK OF INDIANA By: /s/ C. Charles Perfetti C. Charles Perfetti, Senior Vice President

[END OF ADDITIONAL PREMISES WORKLETTER]

Exhibit B, Page 3

EXHIBIT C

ADDITIONAL PREMISES LETTER AGREEMENT

THIS AGREEMENT is made as of the 1st  day of July , 2015, between FIRST INTERNET BANCORP (hereinafter referred to as "Landlord"), and FIRST INTERNET BANK OF INDIANA (hereinafter referred to as "Tenant").
WHEREAS, by that certain Office Lease (hereinafter called "Original Lease") made as of March 6, 2013, Landlord leased to Tenant certain premises (the "Initial Premises"), located at 11201 USA Parkway, Fishers, Indiana, for an initial term of five (5) years, unless sooner terminated or extended as provided therein;
WHEREAS, by that certain Amendment to Office Lease made as of July 1, 2015, (hereinafter called "Amendment", and together with the Original Lease, hereinafter called the "Lease"), Landlord leased to Tenant the Additional Premises (as defined in the Lease), for a term that is coterminous with the Term (as defined in the Lease); and
WHEREAS, Landlord and Tenant now desire to set forth the Additional Premises Commencement Date (as this term is defined in the Lease), and to acknowledge Tenant's acceptance of the Additional Premises.
NOW, THEREFORE, Landlord and Tenant do hereby agree as follows:

1.	The Additional Premises has been substantially completed in accordance with the terms of the Lease, excepting only: NA .

2.	Tenant has accepted possession of the Additional Premises.

3.	Except as hereby amended, the Lease shall continue in full force and effect.

4.	This Agreement shall be binding on the parties hereto, their heirs, executors, successors and assigns.
[Remainder of this page is intentionally left blank. Signature page(s) to follow.]

Exhibit C, Page 1

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed as of the day and year first above written.

LANDLORD: FIRST INTERNET BANCORP By: /s/ David B. Becker David Becker, Chief Executive Officer	TENANT: FIRST INTERNET BANK OF INDIANA By: /s/ C. Charles Perfetti C. Charles Perfetti, Senior Vice President

Exhibit C, Page 2